                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 12, 1996
                                                  ---------------


                           Merrill Lynch & Co., Inc.
                     -------------------------------------
            (Exact name of Registrant as specified in its charter)

       Delaware                     1-7182                   13-2740599
- --------------------------------------------------------------------------------
(State or other                  (Commission              (I.R.S. Employer
jurisdiction of                  File Number)            Identification No.)
incorporation)


World Financial Center, North Tower, New York, New York       10281-1220
- --------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: (212) 449-1000
                                                    -----------------



- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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Item 5.   Other Events
- -------   -------------


     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-65135) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and The Chase Manhattan Bank, formerly known as Chemical Bank (successor by merger to Manufacturers Hanover Trust Company) (the "Indenture"). ML & Co. will issue $25,000,000 principal amount of Technology Market Index Target-Term Securities due August 15, 2001 and $35,000,000 principal amount of Top Ten Yield Market Index Target-Term Securities due August 15, 2006, under the Indenture. The exhibits consist of the forms of Securities and opinions of counsel relating thereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
- -------   -------------------------------------------------------------------


                           EXHIBITS

          (4)            Instruments defining the rights of
                         security holders, including indentures.

                              (a) Form of Merrill Lynch & Co., Inc.'s Technology Market Index Target-Term Securities due August 15, 2001.

                              (b) Form of Merrill Lynch & Co., Inc.'s Top Ten Yield Market Index Target-Term Securities due August 15, 2006.

          (5) & (23)     Opinion re: legality; consent of
                         counsel.

                              (a) Opinion of Brown & Wood LLP relating to the Technology Market Index Target-Term Securities due August 15, 2001 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                              (b) Opinion of Brown & Wood LLP relating to the Top Ten Yield Market Index Target-Term Securities

                                       2
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                              due August 15, 2006 (including consent for
                              inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                       3
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                 MERRILL LYNCH & CO., INC.
                              ------------------------------
                                     (Registrant)



                              By:  /s/ Theresa Lang
                                  --------------------------
                                    Theresa Lang
                                      Treasurer



Date:  August 12, 1996

                                       4
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                                 EXHIBIT INDEX



Exhibit No.    Description                           Page
- -----------    -----------                           ----

     (4) Instruments defining the rights of security holders, including indentures.

                    (a) Form of Merrill Lynch & Co., Inc.'s Technology Market Index Target-Term Securities due August 15, 2001.

                    (b) Form of Merrill Lynch & Co., Inc.'s Top Ten Yield Index Target-Term Securities due August 15, 2006.

(5) & (23)     Opinion re: legality; consent of counsel.

                    (a) Opinion of Brown & Wood LLP relating to the Technology Market Index Target-Term Securities due August 15, 2001 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                    (b) Opinion of Brown & Wood LLP relating to the Top Ten Yield Market Index Target-Term Securities due August 15, 2006 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                 EXHIBIT INDEX



Exhibit No.    Description                           Page
- -----------    -----------                           ----

     (4) Instruments defining the rights of security holders, including indentures.

                    (a) Form of Merrill Lynch & Co., Inc.'s Technology Market Index Target-Term Securities due August 15, 2001.

                    (b) Form of Merrill Lynch & Co., Inc.'s Top Ten Yield Index Target-Term Securities due August 15, 2006.

(5) & (23)     Opinion re: legality; consent of counsel.

                    (a) Opinion of Brown & Wood LLP relating to the Technology Market Index Target-Term Securities due August 15, 2001 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                    (b) Opinion of Brown & Wood LLP relating to the Top Ten Yield Market Index Target-Term Securities due August 15, 2006 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).